SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.              [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under rule 14a-12

                             Loomis Sayles Funds II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:

--------------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

--------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)    Filing Party:

--------------------------------------------------------------------------------

(4)    Date Filed:

--------------------------------------------------------------------------------

                             LOOMIS SAYLES FUNDS II
                                  (the "Trust")
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                  (the "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 5, 2004

     A special meeting (the "Meeting") of the shareholders of the Fund will be held at 2:00 p.m. on August 5, 2004 at the offices of the Fund's administrator, CDC IXIS Asset Management Services, Inc., at 399 Boylston Street, Boston, Massachusetts 02116 for the following purposes:

1. To approve a Distribution Agreement between the Trust, on behalf of the Class J Shares of the Fund, and Loomis Sayles Distributors, L.P. for the period from November 1, 2003 through April 23, 2004, as well as the release of escrowed fees payable thereunder;

2. To approve a Service and Distribution Plan (the "Rule 12b-1 Plan") relating to Class J shares of the Fund, as well as the release of escrowed fees payable thereunder; and

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record at the close of business on June 30, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session.

                                             By order of the Board of Trustees,

                                             JOHN E. PELLETIER, Secretary


June 30, 2004

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL ENSURE THAT YOUR VOTE IS COUNTED, EVEN IF YOU CANNOT ATTEND THE MEETING IN PERSON.

                             LOOMIS SAYLES FUNDS II
                                  (the "Trust")
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                  (the "Fund")

                                 PROXY STATEMENT


     The Trustees of the Trust (the "Trustees") are soliciting proxies from Class J shareholders of the Fund in connection with a special meeting (the "Meeting") of shareholders of the Fund. The Meeting has been called to be held at 2:00 p.m. on August 5, 2004 at the offices of the Fund's administrator, CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy card are being sent to Class J shareholders of record as of June 30, 2004 (the "Record Date") beginning on or about June 30, 2004. Please read this Proxy Statement and keep it for future reference. THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT DATED SEPTEMBER 30, 2003 AND ITS SEMI-ANNUAL REPORT DATED MARCH 31, 2004 TO ITS SHAREHOLDERS. A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO LOOMIS SAYLES FUNDS, P.O. BOX 219594, KANSAS CITY, MISSOURI 61421-9594 OR BY CALLING (800) 633-3330. IN ADDITION, THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT ARE AVAILABLE ON ITS WEBSITE AT WWW.CDCNVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THEN ON "FINANCIAL REPORTS.")

     The only items of business that the Trustees expect will come before the Meeting are (1) approval of a Distribution Agreement between the Trust, on behalf of the Class J shares of the Fund, and Loomis Sayles Distributors, L.P. (the "Distribution Agreement") for the period from November 1, 2003 through April 23, 2004, and the release of escrowed fees payable thereunder; and (2) approval of a Service and Distribution Plan (the "Rule 12b-1 Plan") relating to Class J Shares of the Fund and the release of escrowed fees payable thereunder.

OVERVIEW OF THE PROPOSALS

     The proposals seek approval of the Distribution Agreement and Rule 12b-1 Plan (each as defined below) for the Class J Shares of the Loomis Sayles Investment Grade Bond Fund (the "Fund"), and the release from escrow of certain payments made under the Distribution Agreement and Rule 12b-1 Plan. The approvals are being sought because, although neither the officers nor Trustees of the Trust intended for the Distribution Agreement and Rule 12b-1 Plan to expire on October 31, 2003, the records of the Fund are unclear as to whether the Distribution Agreement and Rule 12b-1 Plan were renewed for the period beginning November 1, 2003.

A VOTE FOR THE PROPOSALS:

o  WILL NOT CHANGE THE FEES AND EXPENSES AS DESCRIBED IN THE FUND'S PROSPECTUS
o  WILL NOT CHANGE THE FUND'S NET ASSET VALUE (NAV)
o  WILL NOT CHANGE THE INVESTMENT STRATEGY OR MANAGEMENT OF THE FUND

     This proxy solicitation will not result in any additional costs to fund shareholders or brokers, as the costs of presenting these proposals will be borne entirely by Loomis Sayles Distributors, L.P. (the "U.S. Distributor") and its affiliates.

     On June 12, 2003, the Board of Trustees of the Trust met to consider distribution arrangements for proposed new share classes for several Loomis Sayles Funds, including the Fund. The written materials sent to the Board, which explain the proposals to be considered at the Board meeting, expressly noted that, although the new classes would be distributed by CDC IXIS Asset Management Distributors, L.P., the Class J shares of the Fund would continue to be
distributed  by  the  U.S.   Distributor  under  the  terms  of  the  existing
distribution agreement (the "Distribution Agreement") with the U.S. Distributor. The Board materials also noted that the fees payable under the existing distribution and service plan (the "Rule 12b-1 Plan") and front-end sales charges paid to the U.S. Distributor for the sale of Class J shares would remain unchanged. Based on these materials, it was clear that there were no expectations of any changes to the existing distribution arrangements for the Class J shares of the Fund. However, due to an administrative oversight, the formal records of the Fund are unclear as to whether the Distribution Agreement and Rule 12b-1 Plan were renewed. If it were determined that the Distribution Agreement and Rule 12b-1 Plan were not renewed, each would have expired on October 31, 2003.

     Given the lack of clarity regarding the renewal, the Board of Trustees, at meetings on April 23, 2004 and on June 4, 2004, concluded that it should seek shareholder approval for the continuance of the Distribution Agreement and Rule 12b-1 Plan so as to remove any doubt regarding the validity of these arrangements. Specifically, the Board voted: (i) to approve the Distribution Agreement, and the release of escrowed fees payable thereunder, for the period from November 1, 2003 through April 23, 2004, subject to shareholder approval;
(ii) to recommend that shareholders approve the Distribution Agreement, and the release of escrowed fees payable thereunder, for the period from November 1, 2003 through April 23, 2004; (iii) to approve the Rule 12b-1 Plan, and the release of escrowed fees payable thereunder, for the period beginning November 1, 2003, subject to shareholder approval; and (iv) to recommend that shareholders approve the Rule 12b-1 Plan, and the release of escrowed fees payable thereunder, for the period beginning November 1, 2003. An affirmative vote by shareholders at the Meeting in favor of each proposal will ratify the U.S. Distributor's intention, and the Board's understanding, that the Distribution Agreement and Rule 12b-1 Plan would continue beyond October 31, 2003. Pending shareholder approval of these proposals, the U.S. Distributor will place in escrow the portion of the sales charges payable under the Distribution Agreement retained by the U.S. Distributor for the period from November 1, 2003 through April 23, 2004, and the Distribution Fees (as defined below under "Proposal 2: Approval of a Rule 12b-1 Plan; Description of the Rule 12b-1 Plan") payable under the Rule 12b-1 Plan for the period beginning November 1, 2003 and ending on the date of shareholder approval (or rejection) of proposal 2.

     The U.S. Distributor and the Board of Trustees recognize that this proxy statement would not be necessary if the record more clearly reflected their mutual belief that the Distribution Agreement and Rule 12b-1 Plan would not expire on October 31, 2003. Although it is regrettable that shareholders may be inconvenienced by this proxy statement, the U.S. Distributor and the Board of Trustees believe that, in light of the unclear record, it is prudent to seek shareholder approval of these distribution arrangements. The U.S. Distributor and the Board of Trustees note that, at all times during the relevant period, the prospectus for Class J shares of the Fund clearly indicated that Class J shareholders would bear the sales charges and Distribution Fees payable under the Distribution Agreement and Rule 12b-1 Plan.


I.       PROPOSAL 1:       APPROVAL OF A DISTRIBUTION AGREEMENT

     As noted above, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the U.S. Distributor or the Trust (the "Independent Trustees"), is recommending that the Class J shareholders of the Fund approve the Distribution Agreement and the release of escrowed fees payable thereunder for the period from November 1, 2003 through April 23, 2004. If the Class J shareholders of the Fund approve the proposal, the Distribution Agreement will be considered effective for the above-mentioned period. On April 23, 2004, the Board approved a new Distribution Agreement (the "New Distribution Agreement") with the U.S. Distributor effective April 23, 2004 through June 30, 2004, and on June 4, 2004, the Board approved the continuance of the New Distribution Agreement for another one-year period commencing July 1, 2004. The terms of the Distribution Agreement being submitted for shareholder approval are the same as the terms of the Distribution Agreement approved by the Board on April 23, 2004 and which is currently in effect.

EVALUATION BY THE BOARD OF TRUSTEES

     At its June 4, 2004 meeting, the Board of Trustees of the Trust, including the Independent Trustees, voted to recommend that Class J shareholders of the Fund approve the Distribution Agreement for the period from November 1, 2003 through April 23, 2004 and the release of escrowed fees payable thereunder. Shareholder approval is not required for the New Distribution Agreement and sales charges payable under the New Distribution Agreement have not been and will not be escrowed. In connection with its review of the Agreement, the Board requested and reviewed, with the assistance of counsel to the Independent Trustees, materials furnished by the U.S. Distributor. These materials included financial statements as well as other written information regarding the U.S. Distributor and its personnel, operations, financial condition and profitability. The Board also considered comparative fee information concerning other investment companies distributed in Japan. The Board concluded that the U.S. Distributor has the resources, staff, knowledge and commitment to carry out its distribution obligations and has adequate compliance procedures in place with respect to sales practices.

DESCRIPTION OF DISTRIBUTION AGREEMENT

     The following paragraphs briefly describe the terms of the Distribution Agreement, which are the same as those of the New Distribution Agreement. For a complete understanding of the Distribution Agreement, please refer to the form of Distribution Agreement provided as Appendix A.

     The U.S. Distributor serves as the general distributor of Class J shares of the Fund pursuant to an Amended and Restated Distribution Agreement initially dated December 7, 1999. Under the Distribution Agreement, the U.S. Distributor has the right to purchase Class J shares of the Fund from the Trust at their net asset value and to sell such Class J shares to the public against orders therefor at the net asset value of the shares plus any applicable sales charge as set forth in the current prospectus of the Fund. The U.S. Distributor shall use reasonable efforts to sell Class J shares of the Fund but is not obligated to sell any specific number of shares.

     For its services as general distributor of the Class J shares of the Fund, the U.S. Distributor receives a distribution fee at the rate set forth in the Rule 12b-1 Plan (discussed below) and is entitled to retain the sales charges collected on the sales of Class J shares of the Fund. For the fiscal year ended September 30, 2003, the U.S. Distributor received $1,196,863 in underwriting commissions in conjunction with the sale of Class J shares of the Fund. The U.S. Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying the Class J shares under state and federal securities laws and distributing its prospectus to existing shareholders.

     The Distribution Agreement, like the New Distribution Agreement, states that it is to continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose. The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice to the U.S. Distributor without payment of any penalty by vote of a majority of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund's Class J shares. The Distribution Agreement also states that it may be terminated by the U.S. Distributor on 90 days' written notice to the Trust. The Distribution Agreement was replaced by the New Distribution Agreement on April 23, 2004.

     Pending shareholder vote on the Distribution Agreement, the U.S. Distributor will hold in escrow the amounts of the sales charges retained by the U.S. Distributor for sales of the Class J shares during the period from November 1, 2003 through April 23, 2004, which total approximately $514,619. Upon shareholder approval, these escrowed sales charges will be released to the U.S. Distributor. If shareholders do not approve the proposal, sales charges escrowed for the period from November 1, 2003 through April 23, 2004 will be returned to shareholders who purchased shares during that period. However, as noted above, sales charges payable under the New Distribution Agreement have not been and will not be escrowed and will continue to be paid to the U.S. Distributor whether or not the proposal is approved.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE CLASS J SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE DISTRIBUTION AGREEMENT AND THE RELEASE OF ESCROWED FEES PAYABLE THEREUNDER.


II.      PROPOSAL 2:       APPROVAL OF A RULE 12B-1 PLAN

     As noted above, the Board of Trustees of the Trust, including a majority of the Independent Trustees, also is recommending that Class J shareholders of the Fund approve the Rule 12b-1 Plan and the release of escrowed fees payable thereunder. If the Class J shareholders of the Fund approve the proposal, the Rule 12b-1 Plan will be effective for the period beginning November 1, 2003. No changes in the terms of the Rule 12b-1 Plan from the Plan in effect on October 31, 2003 are being proposed.

EVALUATION BY THE BOARD OF TRUSTEES

     At its June 4, 2004 meeting, the Board of Trustees of the Trust, including the Independent Trustees, voted to approve the Rule 12b-1 Plan for the period beginning November 1, 2003 and the release of escrowed fees payable thereunder, subject to shareholder approval. In addition, at that meeting, the Trustees, including the Independent Trustees, voted to approve the continuance of the Rule 12b-1 Plan for the one-year period beginning July 1, 2004, subject to the approval by shareholders of the Rule 12b-1 Plan for the period beginning November 1, 2003. Finally, the Trustees also voted to recommend that the Class J shareholders of the Fund approve the Rule 12b-1 Plan and the release of escrowed fees payable thereunder. In connection with its review of the Rule 12b-1 Plan, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by the U.S. Distributor. These materials included information about how the distribution and service fees charged under the Rule 12b-1 Plan create an incentive for financial intermediaries and Japanese-licensed securities companies to promote the sale of Class J shares and help retain shareholders in the Fund. The Board considered other factors as well, including the merits of possible alternative plans; the interrelationship between the Rule 12b-1 Plan and the activities of other persons, including whether any payments by the Fund are made to such other persons as to constitute the indirect financing of the distribution of Fund shares; the possible benefits of the Rule 12b-1 Plan to any other person relative to those expected to inure to the Fund; the effect of the Rule 12b-1 Plan on existing shareholders; and whether the Rule 12b-1 Plan has produced the anticipated benefits for the Fund and its Class J shareholders. Based on its consideration of these factors, among others, the Board concluded that the Rule 12b-1 Plan is reasonably likely to benefit fund shareholders and that the amounts paid under the Rule 12b-1 Plan are reasonable in light of the distribution services that are performed.

DESCRIPTION OF THE RULE 12B-1 PLAN

     The following paragraphs briefly describe the terms of the Rule 12b-1 Plan. For a complete understanding of the Rule 12b-1 Plan, please refer to the form of Rule 12b-1 Plan provided as Appendix B.

     The Trust has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay the U.S. Distributor, for its services as general distributor of the Class J shares of the Fund, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to Class J shares and a monthly distribution fee (the "Distribution Fee") at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to Class J shares. For the fiscal year ended September 30, 2003, the Fund paid the U.S. Distributor $661,138 in service fees and $1,322,275 in Distribution Fees (which collectively represented 0.75% of the average net assets of the Fund).

     The U.S. Distributor may pay all or any portion of the service fee to securities dealers or other organizations (including affiliates of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in the Class J shares of the Fund and/or the maintenance of shareholder accounts. The U.S. Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including affiliates of the U.S. Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class J shares of the Fund, and may retain all or any portion of the Distribution Fee as compensation for the U.S. Distributor's services as principal underwriter of the Class J shares.

     The Rule 12b-1 Plan is to continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose. The Board has approved the continuance of the Rule 12b-1 Plan for the one-year period beginning July 1, 2004, although such continuance is contingent upon shareholder approval of this proposal. The Rule 12b-1 Plan may be terminated at any time with respect to the Fund on 60 days' written notice to the U.S. Distributor by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund's Class J shares. The Board of Trustees reviews quarterly written reports of costs incurred under the Rule 12b-1 Plan.

     Pending shareholder approval of the Rule 12b-1 Plan, the U.S. Distributor will hold in escrow the Distribution Fees paid by the Class J shareholders of the Fund for the period from November 1, 2003 until such time as shareholders approve the proposal. Upon shareholder approval, these escrowed Distribution Fees, which for the period from November 1, 2003 through May 31, 2004 total approximately $1,013,317, will be released to the U.S. Distributor. If shareholders do not approve the proposal, the escrowed Distribution Fees will be paid to the Fund, the Rule 12b-1 Plan will be deemed to have terminated on October 31, 2003 and the Fund no longer will be making payments under the Rule 12b-1 Plan. If the Fund is unable to make payments under the Rule 12b-1 Plan, it is possible that brokers that currently are supported by those payments may no longer continue to provide the same level of shareholder services to Class J shareholders.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE CLASS J SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE RULE 12B-1 PLAN AND THE RELEASE OF ESCROWED FEES PAYABLE THEREUNDER.


III.     OTHER INFORMATION

ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR.

     Loomis, Sayles & Company, L.P. is the investment adviser to the Fund. Loomis Sayles Distributors, L.P. is the principal underwriter for the Class J shares of the Fund. CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), an affiliate of Loomis, Sayles & Company, L.P., is the principal underwriter for the Fund's other classes of shares. CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services"), an affiliate of Loomis, Sayles & Company, L.P. and Loomis Sayles Distributors, L.P., is the Fund's administrator and also serves as the transfer and shareholder servicing agent for the Fund's other share classes. The address of Loomis, Sayles & Company, L.P. and Loomis Sayles Distributors, L.P. is One Financial Center, Boston, Massachusetts 02111. The address of CDC IXIS Distributors and CDC IXIS Services is 399 Boylston Street, Boston, Massachusetts 02116.

     Because they hold positions with the U.S. Distributor and/or its affiliates, certain of the Fund's Trustees may be deemed to have a material direct or indirect interest in the subject matter of the Proposals. These Trustees are (i) Mr. Peter S. Voss, who is Director of CDC IXIS Services, an affiliate of the U.S. Distributor; Director of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), an affiliate of the U.S. Distributor; Director and Chairman of CDC IXIS Asset Management Associates, Inc., an affiliate of the U.S. Distributor; Director of Loomis, Sayles & Company, Inc., an affiliate of the U.S. Distributor; and Director and Member of the Executive Board of CDC IXIS Asset Management, the parent company of the U.S. Distributor; (ii) Mr. Robert J. Blanding, who is President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.; and (iii) Mr. John T. Hailer, who is Director and Executive Vice President of CDC IXIS Distribution Corporation and President and Chief Executive Officer of CDC IXIS Distributors. The Board currently consists of three interested Trustees (listed above) and eight Independent Trustees.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS.

     Class J shareholders of record at the close of business on June 30, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix C to this Proxy Statement lists for the Fund the total number of shares of Class J outstanding as of June 10, 2004. It also identifies holders, as of June 10, 2004, of more than 5% of Class J shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of June 10, 2004.

INFORMATION ABOUT THE OWNERSHIP OF THE DISTRIBUTOR

     THE DISTRIBUTOR. Loomis Sayles Distributors, L.P., the U.S. Distributor, is a limited partnership organized under the laws of the State of Delaware. Its sole general partner, Loomis, Sayles & Company, Inc., is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a leading French life insurance company. The registered office of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France.

     The 15 principal subsidiary or affiliated asset management firms of CDC IXIS North America collectively had approximately $148 billion in assets under management or administration as of December 31, 2003.

     The principal executive officer of Loomis Sayles Distributors, L.P. is John
F. Gallagher. Mr. Gallagher also is a Director and the Head of Sales & Marketing at Loomis, Sayles & Company, L.P. The address of Loomis, Sayles & Company, Inc. and Mr. Gallagher is One Financial Center, Boston, Massachusetts 02111. The address of CDC IXIS Holdings and CDC IXIS North America is 399 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

     SOLICITATION OF PROXIES. None of the costs of the Meeting, including the costs of soliciting proxies, if any, will be borne by the Fund. All such costs will be paid by the U.S. Distributor and its affiliates. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund, by employees or agents of the U.S. Distributor or CDC IXIS North America and its affiliated companies, and by Japanese securities dealers in Japan that promote the sale of Class J shares of the Fund.

     VOTING PROCESS. You can vote by (i) completing and returning the enclosed proxy card; or (ii) casting your vote in person at the Meeting.

     Shareholders who owned Class J shares of the Fund on the Record Date are entitled to vote at the Meeting. Class J Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     TABULATION OF PROXIES. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the Class J shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     REQUIRED  VOTE. The vote required to approve each proposal is the lesser of
(1) 67% of the Class J shares of the Fund that are present at the Meeting, if the holders of more than 50% of the Class J shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the Class J shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any proposal, the Trustees will consider what other actions to take in the best interests of the Fund.

     ADJOURNMENTS; OTHER BUSINESS. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal. The adjournment of a Meeting will not affect any proposals approved prior to the adjournment.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present are Proposals 1 and 2, described above. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX A

                              AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

     AGREEMENT  made this 7th day of December 1999 by and between  LOOMIS SAYLES
FUNDS,  a  Massachusetts   business  trust  (the  "Trust"),  and  LOOMIS  SAYLES
DISTRIBUTORS, L.P., a Delaware limited partnership (the "Distributor").

                                   WITNESSETH:

     In consideration of the premises and covenants hereinafter contained, the Trust and the Distributor agree as follows:

     1. DISTRIBUTOR. The Trust hereby appoints the Distributor as general distributor of shares of beneficial interest of each series ("Series") of the Trust ("Series shares") during the term of this Agreement. The Trust reserves the right, however, to refuse at any time or times to sell any Series shares hereunder for any reason deemed adequate by the Board of Trustees of the Trust.

     2. SALE AND PAYMENT. Under this agreement, the following provisions shall apply with respect to the sale of and payment for Series shares:

     (a) The Distributor shall have the right, as principal, to purchase Series shares from the Trust at their net asset value and to sell such shares to the public against orders Therefore at such net asset value, together with, in the case of the Series shares of the Loomis Sayles Managed Bond Fund, Class J shares of the Loomis Sayles Investment
          Grade Bond Fund, and Class A shares of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund, the applicable sales charge, as set forth in the current prospectus (es) of the Trust relating to the Series shares of such Series.

     (b) Prior to the time of delivery of any shares by the Trust to, or on the order of, the Distributor, the Distributor shall pay or cause to be paid to the Trust or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such shares.

3. FEE. For its services as general distributor of the Series shares, the Trust shall pay to the Distributor on behalf of the Series a distribution fee at the rate and upon the terms and conditions set forth in the Distribution Plan(s) attached as Exhibit A hereto, and as amended from time to time. The Distribution Fee shall be accrued daily and paid monthly to the Distributor as soon as practicable after the end of the calendar month in which it accrues, but in any event within five business days following the last day of the month. In addition, the Distributor shall, in the case of Series shares of the Loomis Sayles Managed Bond Fund, Class J shares of the Loomis Sayles Investment Grade Bond Fund, and Class A shares of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund, be entitled to retain any applicable sales charge, as set forth in the current prospectus (es) of the Trust relating to Series shares of such Series.

4. PUBLIC OFFERING PRICE. The public offering price shall be the net asset value of Series shares, together with, in the case of the Loomis Sayles Managed Bond Fund, Class J shares of the Loomis Sayles Investment Grade Bond Fund, and Class A shares of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund, the applicable sales charge, as set forth in the current prospectus (es) of the Trust relating to the Series shares of such Series. The net asset value of Series shares shall be determined in accordance with the provisions of the agreement and declaration of trust and by-laws of the Trust and the current prospectus
     (es) of the Trust relating to the Series shares.

5. TRUST ISSUANCE OF SERIES SHARES. The delivery of Series shares shall be made promptly by a credit to a shareholder's open account for the relevant Series. The Trust reserves the right (a) to issue Series shares at any time directly to the shareholders of the Series as a stock dividend or stock split, (b) to issue to such shareholders Series shares, or rights to subscribe to Series shares, as all or part of any dividend that may be distributed to shareholders of the Series or as all or part of any optional or alternative dividend that may be distributed to shareholders of the Series, and (c) to sell Series shares in accordance with any current applicable prospectus of the Trust relating to the Series shares.

6. REPURCHASE. The Distributor shall act as agent for the Trust in connection with the repurchase of Series shares by the Trust to the extent and upon the terms and conditions set forth in the current applicable prospectus
     (es) of the Trust relating to the Series shares, and the Trust agrees to reimburse the Distributor, from time to time upon demand, for any reasonable expenses incurred in connection with such repurchases of shares.

7. UNDERTAKING REGARDING SALES. The Distributor shall use reasonable efforts to sell Series shares but does not agree hereby to sell any specific number of Series shares and shall be free to act as distributor of the shares of other investment companies. Series shares will be sold by the Distributor only against orders therefor. The Distributor shall not purchase Series shares from anyone except in accordance with Sections 2 and 6 and shall not take "long" or "short" positions in Series shares contrary to the agreement and declaration of trust or by-laws of the Trust.

8. COMPLIANCE. The Distributor shall conform to the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and the sale of securities laws of any jurisdiction in which it sells, directly or indirectly, any Series shares. The Distributor agrees to make timely filings, with the Securities and Exchange Commission (the "SEC") in Washington, D.C., the NASD and such other regulatory authorities as may be required, of any sales literature relating to the Series and intended for distribution to prospective investors. The Distributor also agrees to furnish to the Trust sufficient copies of any agreements or plans it intends to use in connection with any sales of Series shares in adequate time for the Trust to file and clear them with the proper authorities before they are put in use (which the Trust agrees to use its best efforts to do as expeditiously as reasonably possible), and not to use them until so filed and cleared.

9. REGISTRATION AND QUALIFICATION OF SERIES SHARES. The Trust agrees to execute such papers and to do such acts and things as shall from time to time be reasonably requested by the Distributor for the purpose of qualifying and maintaining qualification of the Series shares for sale under the so-called Blue Sky Laws of any state or for maintaining the registration of the Trust and of the Series shares under the federal Investment Company Act of 1940 (the "1940 Act") and the federal Securities Act of 1933, to the end that there will be available for sale from time to time such number of Series shares as the Distributor may reasonably be expected to sell. The Trust shall advise the Distributor promptly of (a) any action of the SEC or any authorities of any state or territory, of which it may be advised, affecting registration or qualification of the Trust or the Series shares, or rights to offer Series shares for sale, and
     (b) the happening of any event, which makes untrue any statement or which requires the making of any change in the Trust's registration statement or its prospectus relating to the Series shares in order to make the statements therein not misleading.

10. DISTRIBUTOR INDEPENDENT CONTRACTOR. The Distributor shall be an independent contractor and neither the Distributor nor any of its officers or employees as such is or shall be an employee of the Trust. The Distributor is responsible for its own conduct and the employment, control and conduct of its agents and employees and for injury to such agents or employees or to others through its agents or employees. The Distributor assumes full responsibility for its agents and employees under applicable statutes and agrees to pay all employer taxes thereunder.

11. EXPENSES PAID BY DISTRIBUTOR. While the Distributor continues to act as agent of the Trust to obtain subscriptions for and to sell Series shares, the Distributor shall pay the following:

     (a) all expenses of printing (exclusive of typesetting) and distributing any prospectus for use in offering Series shares for sale, and all other copies of any such prospectus used by the Distributor, and

     (b) all other expenses of advertising and of preparing, printing and distributing all other literature or material for use in connection with offering Series shares for sale.

12. INTERESTS IN AND OF DISTRIBUTOR. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Distributor, any affiliated person of the Distributor, any organization in which the Distributor may have an interest or any organization which may have an interest in the Distributor; that the Distributor, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transaction hereunder except as otherwise provided in the agreement and declaration of trust or by- laws of the Trust, in the limited partnership agreement of the Distributor or by specific provision of applicable law.

13. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

     (a) Unless otherwise terminated, this Agreement shall continue in effect with respect to the shares of a Series so long as such continuation is specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority of the votes which may be cast by shareholders of the Series and (ii) by a vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Distributor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement may at any time be terminated on sixty days' notice to the Distributor either by vote of a majority of the Trust's Board of Trustees then in office or by the vote of a majority of the votes which may be cast by shareholders of the Series.

     (c) This Agreement shall automatically terminate in the event of its assignment.

     (d) This Agreement may be terminated by the Distributor on ninety days' written notice to the Trust.

Termination of this Agreement pursuant to this section shall be without payment of any penalty.

14. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

     (a) The "vote of a majority of the votes which may be cast by shareholders of the Series" means (1) 67% or more of the votes of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present; or (2) the vote of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

     (b) The terms "affiliated person," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

15. AMENDMENT. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Series shall be approved (i) by the Board of Trustees of the Trust or by vote of a majority of the votes which may be cast by shareholders of the Series and (ii) by a vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Distributor or the Trust cast in person at a meeting called for the purpose of voting on such approval.

16. APPLICABLE LAW AND LIABILITIES. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts. All sales hereunder are to be made, and title to the Series shares shall pass, in Boston, Massachusetts.

17. LIMITED RECOURSE. The Distributor hereby acknowledges that the Trust's obligations hereunder are binding only on the assets and property belonging to the Trust.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                 LOOMIS SAYLES FUNDS

                                 By:   ________________________________
                                       Daniel J. Fuss
                                       President


                                 LOOMIS SAYLES DISTRIBUTORS, L.P.
                                 By:  Loomis Sayles Distributors, Incorporated,
                                        its general partner


                                 By:  ________________________________
                                      Lauren B. Pitalis
                                      President

     A copy of the Agreement and Declaration of Trust establishing Loomis Sayles Funds (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

                                   APPENDIX B

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                      CLASS J SERVICE AND DISTRIBUTION PLAN

This Plan (the "Plan") constitutes the Service and Distribution Plan relating to the Class J shares of Loomis Sayles Investment Grade Bond Fund (the "Series"), a series of Loomis Sayles Funds, a Massachusetts business trust (the "Trust").

     Section 1. The Trust, on behalf of the Series, will pay to Loomis Sayles Distributors, L.P., a Delaware limited partnership which acts as the Principal Distributor of the Series' shares, or such other entity as shall from time to time act as the Principal Distributor of the Series' shares (the "Distributor"), a fee (the "Service Fee") at an annual rate not to exceed 0.25% of the Series' average daily net assets attributable to Class J shares. Subject to such limit and subject to the provisions of Section 7 hereof, the Service Fee shall be as approved from time to time by (a) the Trustees of the Trust and (b)the Independent Trustees of the Trust. The Service Fee shall be accrued daily and paid monthly or at such other intervals, as the Trustees shall determine. The Distributor may pay all or any portion of the Service Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in shares of the Series and/or the maintenance of shareholder accounts. All payments under this Section 1 are intended to qualify as "service fees" as defined in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules").

     Section 2. The Trust, on behalf of the Series, will pay to the Distributor, a fee (the "Distribution Fee") at an annual rate not to exceed 0.50% of the Series' average daily net assets attributable to Class J shares. Subject to such limit and subject to the provisions of Section 7 hereof, the Distribution Fee shall be as approved from time to time by (a) the Trustees of the Trust and (b) the Independent Trustees of the Trust. The Distribution Fee shall be accrued daily and paid monthly or at such other intervals, as the Trustees shall determine. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of the Series, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the shares of the Series. All payments under this Section 2 are intended to qualify as "asset-based sales charges" as defined in the NASD Rules.

     Section 3. This Plan shall continue in effect for a period of more than one year after February 1, 1999 only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the Investment Company Act of 1940 (the "Act") or the rules and regulations there under) of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

     Section 4. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Section 5. This Plan may be terminated at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Series.

     Section 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the Series, on not more than 60 days' written notice to any other party to the agreement; and

     B. That such agreement shall terminate automatically in the event of its assignment.

     Section 7. This Plan may not be amended to increase materially the amount of expenses permitted pursuant to Section 1 hereof without approval by a vote of at least a majority of the outstanding shares of the Series, and all material amendments of this Plan shall be approved in the manner provided for continuation of this Plan in Section 2.

     Section 8. As used in this Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Act and the rules and regulations thereunder, and the term "majority of the outstanding shares of the Series" shall mean the lesser of the 67% or the 50% voting requirements specified in clauses (A) and (B), respectively, of the third sentence of Section 2(a)(42) of the Act, all subject to such exemptions as may be granted by the Securities and Exchange Commission.

                                   APPENDIX C

OUTSTANDING SHARES
As of June 10, 2004, the total number of Class J shares of the Fund outstanding was approximately 32,057,750.

SIGNIFICANT SHAREHOLDERS
As of June 10, 2004, the following persons owned of record or beneficially more than 5% of the Class J shares of the Fund:



---------------------------------------------------- ----------------------- ---------------------------
                       NAME AND                                                      PERCENTAGE OF
                      ADDRESS OF                              SHARES              OUTSTANDING SHARES
                        OWNER*                                 OWNED                OF CLASS OWNED
---------------------------------------------------- ----------------------- ---------------------------
---------------------------------------------------- ----------------------- ---------------------------
Marusan Securities, Co. Ltd.                         15,582,300.000                 49%
2-5-2 Nihonbashi
Chuo-ku, Tokyo
Japan
---------------------------------------------------- ----------------------- ---------------------------
---------------------------------------------------- ----------------------- ---------------------------
Mitsubishi Securities, Co. Ltd.                      14,786,650.000                 46%
5-2 Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005
Japan
---------------------------------------------------- ----------------------- ---------------------------
---------------------------------------------------- ----------------------- ---------------------------
SMBC Friend Securities Co., Ltd.                     1,688,800.000                  5%
Yamatane Building
7-12 Nihobashi-kabutocho
Chuo-ku, Tokyo 103-8221
Japan



*Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the Investment Company Act of 1940, as amended. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

As of June 10, 2004, the Trustees and the executive officers of the Trust, as a group and individually, did not own beneficially any Class J shares of the Fund.


                                      C-1

            Loomis Sayles Investment Grade Bond Fund - Class J Shares
                                  (The "Fund")

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          PROXY FOR SPECIAL MEETING OF
                         SHAREHOLDERS ON AUGUST 5, 2004

The undersigned  shareholder  hereby appoints each of John E. Pelletier,  Coleen
Downs Dinneen, Russell Kane and Nicholas H. Palmerino as proxies of the undersigned, with full power of substitution, to represent the undersigned and vote at the Special Meeting of Shareholders of the Loomis Sayles Investment Grade Bond Fund - Class J Shares to be held on August 5, 2004 at 2:00 p.m. Eastern time at the offices of the Fund's administrator, CDC IXIS Asset Management Services, Inc., at 399 Boylston Street, Boston, Massachusetts 02116, and at any adjournments thereof, all shares of the Fund that the undersigned would be entitled to vote if personally present. Your vote acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement.

PLEASE VOTE YOUR PROXY TODAY BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2.

Vote on Proposals (check appropriate boxes below)

1. Approval of a Distribution Agreement between the Trust, on behalf of the Class J Shares of the Fund, and Loomis Sayles Distributors, L.P. for the period from November 1, 2003 through April 23, 2004, as well as the release of escrowed fees payable thereunder.

     FOR                        AGAINST          ABSTAIN



2. Approval of a Service and Distribution Plan relating to Class J shares of the Fund, as well as the release of escrowed fees payable thereunder.

     FOR                        AGAINST          ABSTAIN


Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


-------------------    ----            -------------------    ----
Signature              Date            Signature              Date
                                      (Joint Owners)